                                                                    Exhibit 10.8


                               SUBLEASE AGREEMENT
                               ------------------

     THIS SUBLEASE AGREEMENT ("Sublease") is made and entered into effective as
                               --------
of the 22nd day of March, 2002 (the "Effective Date"), by and between SWS
                                     --------------
SECURITIES, INC., a Texas corporation formerly known as Southwest Securities,
Inc. ("Sublessor"), and CITADEL SECURITY SOFTWARE, INC., a          corporation
       ---------                                           --------
("Sublessee").
  ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Northpark Central - VEFII, L.P., as successor-in-interest to Connecticut General Life Insurance Company ("Landlord"), as landlord, and
                                             --------
Sublessor, as tenant, have made and entered into that certain Office Lease Agreement dated as of October 3, 1994, as amended by those two certain
amendments dated May 12, 1995 and          , 1997 respectively (said Lease
                                  ---------
Agreement, together with all amendments thereto, if any, being hereinafter referred to as the "Primary Lease"), which Primary Lease provides for the lease
                    -------------
and demise by Landlord to Sublessor of those certain premises more particularly described in the Primary Lease, but which are generally described as consisting of Suite 100 (the "Primary Lease Premises") in the office building commonly
                   ----------------------
known and referred to as Northpark Central, located at 8750 N. Central Expressway in Dallas, Dallas County, Texas (the "Building"); and
                                                 --------

     WHEREAS, a true and correct copy of the Primary Lease is attached hereto as Exhibit "A" and made a part hereof for all purposes; and

     WHEREAS, Sublessor desires to sublease to Sublessee the below-described portion of the Primary Lease Premises, and Sublessee desires to accept and sublease the same, all upon and subject to the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, for and in consideration of the above and foregoing premises and in consideration of the mutual terms, conditions, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged by each of the parties hereto, Sublessor and Sublessee do hereby agree as follows:

     1. Demise and Description of Property. Sublessor hereby subleases to
        ----------------------------------
Sublessee, and Sublessee hereby subleases from Sublessor, upon and subject to the terms, limitations and conditions set forth herein and in the Primary Lease, the Primary Lease Premises (hereinafter referred to as the "Premises"), which
                                                            --------
Premises is more particularly described on Exhibit "B" attached hereto and made
                                           ----------
a part hereof for all purposes. Notwithstanding anything contained herein to the contrary, Sublessee shall have the right to occupy the entire Premises beginning on the Sublease Commencement Date; provided, however, that commencing on such
                                   --------  -------
Sublease Commencement Date through and including May 31, 2003, Sublessee shall only be obligated to pay Sublease Rent (as hereinafter defined) on 7,305 rentable square feet (the "Initial Stage") of the Premises. Commencing on June
                           -------------
1, 2003, and continuing until the Expiration Date, Sublessee shall be obligated to pay Sublease Rent on the Initial Stage and the remaining 6,431 rentable square feet (the "Second Stage") of the Premises as more fully set forth in
                  ------------
Paragraph 3 hereof.
-----------

     2. Term; Surrender.

          A. Term. The term ("Term") of this Sublease is (3) years. The Term
             ----             ----
shall commence on the earlier to occur of (a) the date on which Sublessee opens for conduct of business in the Premises, or (b) 6:00 p.m. on March 22, 2002 (the first to occur of such dates being hereinafter referred to as the "Sublease
                                                                   --------
Commencement Date"). The Term shall end at 11:59 p.m. (Dallas, Texas time) on
-----------------
February 28, 2005 (the "Expiration Date"), or at such earlier date as this
                        ---------------
Sublease may be terminated pursuant to the terms of this Sublease; provided, however, this Sublease shall automatically terminate upon the expiration or termination for any reason of the Primary Lease.

          B. End of Term. Upon the expiration or termination of this Sublease,
             -----------
Sublessee must: (i) surrender to Sublessor any keys, electronic ID cards, and other access devices to the Premises at the place then fixed hereunder for payment of rent and other charges hereunder to Sublessor; (ii) remove all of Sublessee's trade fixtures and other personal property from the Premises; (iii) surrender the Premises in "broom clean" condition and in compliance with the terms and conditions of the Primary Lease pertaining to surrender of the Premises, other than any failure to comply that is caused by actions of or omissions of required actions of Sublessor; (iv) except for reasonable wear and tear resulting from the uses permitted hereunder and under the Primary Lease, surrender the Premises and fixtures in the same condition in which Sublessee received them, subject to approved alterations in accordance with Exhibit C attached hereto; and (v) deliver the Premises to
                ---------
Sublessor free and clear of any and all hazardous materials and substances so that the condition of the Premises conforms at such time with all applicable environmental laws, ordinances, rules and regulations to the extent such hazardous materials or substances were placed in or transferred to the Premises on or after the Effective Date (other than by Sublessor, Landlord or any other tenant of the Building).

     3. Sublease Rent. For the Term of this Sublease, Sublessee shall pay to
        -------------
Sublessor as base rent (the "Sublease Rent") for the Premises as follows:
                             -------------

-------------------------------------------------------------------------------------------------------------
          Period              Rate Per Square Foot      Annual Sublease Rent         Monthly Sublease Rent
          ------              --------------------      --------------------         ---------------------
-------------------------------------------------------------------------------------------------------------
Sublease Commencement Date   $16.00 (Initial Stage    $116,880.00                   $9,740.00
- May 31, 2003               only)
-------------------------------------------------------------------------------------------------------------
June 1, 2003 - February      $16.00 (Initial Stage)   $116,880.00 (Initial Stage)   $9,740.00 (Initial Stage)
28, 2005                     $14.00 (Second Stage)    $90,034.00 (Second Stage)     $7,502.83 (Second Stage)
                                                      $206,914.00 (Total)           $17,242.83 (Total)
----------------------------- ------------------------------------------------------ ------------------------

Subject to the immediately preceding sentence, the Sublease Rent shall be paid in advance at least five (5) days prior to the first day of each calendar month during the Term. Notwithstanding anything to the contrary set forth herein, Sublessor hereby agrees to abate all Sublease Rent and Additional Rent (as defined below) payments for the term (the "Abatement Period") commencing March
                                           ----------------
22, 2002 through and including April 30, 2002. The Sublease Rent shall be paid to Sublessor at Sublessor's address as provided on the signature page of this Sublease or to such other person or at such other address as Sublessor may from time to time designate in writing. Sublessor may, at its option, bill Sublessee for Sublease Rent, but no delay or failure by Sublessor in providing such a bill shall relieve Sublessee from the obligation to pay the Sublease Rent on the first day of each month as provided herein. All payments shall be in the form of a check unless otherwise agreed by Sublessor, provided that payment by check shall not be deemed made if the check is not duly honored with good funds; provided, further, that if any such check is ever returned for lack of sufficient funds or is otherwise not duly honored with good funds, then Sublessor may thereafter require, upon written notice thereof to Sublessee, that all future payments of Rent or other charges under this Sublease be made in cash or cash equivalent mode. Commencing upon the expiration of the Abatement Period, in addition to the Rent and any other sums or amounts required to be paid by Sublessee to Sublessor pursuant to this Sublease, Sublessee shall also pay to Sublessor, concurrently with the payments of said Rent or other charges, the amount of any applicable sales, use or excise tax, rent tax or other tax with respect thereto (other than any general income tax payable by Sublessor with respect thereto) as the same may be levied, imposed or assessed by any federal, state, county or municipal government entity or agency. If the Term of this Sublease commences or ends at any time other than the first day of a calendar year, then Sublease Rent shall be prorated for such year according to the number of days of the Term in such year.

     4. Operating Expenses, Real Estate Taxes and Additional Pass Through Costs.

          A. Definitions. The following terms as used in this Sublease will have
             -----------
the meaning following respective meanings:

               (i) The term "Operating Expenses" as used in this Sublease has
                             ------------------
the same meaning as the same term set forth in Section 2.201(b) of the Primary Lease.

               (ii) The term "Real Estate Taxes" as used in this Sublease has
                              -----------------
the same meaning as the same term set forth in Section 2.201(c) of the Primary Lease.

               (iii) The term "Additional Pass Through Costs" as used in this
                               -----------------------------
Sublease has the same meaning as set the same term set forth in Section 2.201(d) of the Primary Lease.

               (iv) The term "Excess Operating Expenses" means the amount by
                              -------------------------
which the Operating Expenses for the Building for a given calendar year exceed the Operating Expenses for the Building for the calendar year 2002.

               (v) The term "Excess Real Estate Taxes" means the amount by which
                             ------------------------
the Real Estate Taxes for the Building for a given calendar year exceed the Real Estate Taxes for the Building for the calendar year 2002.

               (vi) The term "Sublessee's Share" means a percentage determined
                              -----------------
by dividing the size of the Premises then occupied by Sublessee by 491,803 (which the parties agree is the deemed Rentable Square Feet of the Building regardless of what any subsequent re-measurement might reveal). Therefore, Sublessee's Share equals 2.79% (i.e. 13,736 / 491,803 = .0279).

               (vii) The term "Controllable Operating Expenses" means Operating
                               -------------------------------
Expenses other than insurance premiums and utilities.

          B. Payment of Excess Operating Expenses and Excess Real Estate Taxes.
             -----------------------------------------------------------------
If there are Excess Operating Expenses and/or Excess Real Estate Taxes for any calendar year subsequent to 2002, Sublessee must pay to Sublessor as Additional Rent Sublessee's Share of the Excess Operating Expenses and the Excess Real Estate Taxes.

          C. Estimated Payments. Sublessor will deliver to Sublessee Sublessor's
             ------------------
reasonable estimate of the Excess Operating Expenses and the Excess Real Estate Taxes for the next calendar year (which estimate will be based upon Landlord's similar estimate to be provided to Sublessor pursuant to Section 2.203 of the Primary Lease). Sublessee must pay to Sublessor monthly, with the Sublease Rent, an amount equal to 1/12th of Sublessee's Share of the estimated Excess Operating Expenses and the estimated Excess Real Estate Taxes for the applicable calendar year. Sublessor may adjust its estimate by delivering 30 days prior written notice to Sublessee at any time during the applicable calendar year if actual Excess Operating Expenses and/or Excess Real Estate Taxes are substantially different from the estimate, and thereafter payments by Sublessee under this paragraph will adjust accordingly. The term "calendar year" includes partial calendar years.

          D. Reconciliation of Operating Expenses and Real Estate Taxes. No
             ----------------------------------------------------------
later than one hundred twenty (120) days after the end of (i) each calendar year and (ii) the expiration of the Term, Sublessor will deliver to Sublessee a statement setting out in reasonable detail the actual Excess Operating Expenses and the actual Excess Real Estate Taxes for the prior calendar year. Sublessee acknowledges that such statement will by necessity rely upon the statement received from Landlord pursuant to Section 2.203 of the Primary Lease. If the estimated payments made by Sublessee during the prior calendar year exceed Sublessee's share of actual Excess Operating Expenses and actual Excess Real Estate Taxes for that year, Sublessor will credit the difference against the next ensuing installments of Rent due from Sublessee under this Sublease. If estimated payments made by Sublessee during the prior calendar year under this paragraph are less than Sublessee's Share of the actual Excess Operating Expenses and actual Excess Real Estate Taxes for that year, Sublessee must pay the amount of the difference to Sublessor in cash within thirty (30) days after delivery of any invoice therefor by Sublessor accompanied by a copy of Landlord's statement of the actual Excess Operating Expenses and Excess Real Estate Taxes for that year as additional Rent that Landlord has previously delivered to Sublessor pursuant to Section 2.203 of the Primary Lease.

     5. Additional Rent. In addition to the Sublease Rent provided in Paragraph
        ---------------                                               ---------
3 hereof, Sublessee shall also reimburse to Sublessor all such other sums of
-
money becoming due and payable by Sublessor to Landlord under the Primary Lease and relating to the Premises ("Additional Rent"), including but not limited to
                               ---------------
the Sublessee's Share of Excess Operating Expenses, Excess Real Estate Taxes and the Additional Pass Through Costs. Sublease Rent and all Additional Rent are sometimes collectively referred to in this Sublease as "Rent." All Rent shall be
                                                        ----
paid without notice, demand, abatement, deduction or setoff, except as otherwise expressly provided in this Sublease.

     6. Prepaid Rent. Contemporaneously with the delivery by Sublessee to
        ------------
Sublessor of this Sublease, Sublessee shall deliver to Sublessor the amount of Twenty Six Thousand Nine Hundred Eighty Two and 83/100 Dollars ($26,982.83) (the "Prepaid Rent "), which amount reflects the first month's rent of $9,740.00 (to
 ------------
be applied against the rent due for the month of May, 2002) and the last month's rent of $17,242.83 (to be applied against the rent due for the month of February, 2005). The Prepaid Rent shall be held by Sublessor, without liability for interest, as security for the performance by Sublessee of Sublessee's covenants and obligations under this Sublease, it being expressly understood that the Prepaid Rent shall not be considered a measure of Sublessee's liability for damages in the event of a default by Sublessee. If Sublessor transfers its interest in the Lease, Sublessor will within thirty (30) days of such transfer, at Sublessor's option, either (i) assign any Prepaid Rent not already applied to Rent to the transferee and upon assumption by such transferee of liability for the Prepaid Rent, Sublessor shall have no further liability for the application of such Prepaid Rent, or (ii) return the Prepaid Rent to Sublessee.

     7. Acceptance and Use of the Premises.

          A. Acceptance of Premises. Subject to the terms of Exhibit C hereto,
             ----------------------                          ---------
Sublessee accepts the Premises in its present, "AS-IS, WHERE IS" condition and with all faults. By occupying the Premises, Sublessee: (a) acknowledges that Sublessee has had full opportunity to examine the Premises and is fully informed, independently of Sublessor or any employee, agent, representative, shareholder, officer or director of Sublessor, as to the character, construction and structure of the Premises; (b) acknowledges that neither Sublessor nor any of Sublessor's employees, agents, representatives, shareholders, officers or directors, has made any representations, warranties or promises with respect to the Premises, including without limitation any representation or warranty as to fitness thereof for any purpose; (c) accepts the Premises in an "AS-IS, WHERE IS" condition and acknowledges that the Premises comply with all requirements imposed upon Sublessor under this Sublease; and (d) acknowledges and agrees that the Premises are subject to the limitations, encumbrances, and other matters described in the Primary Lease. TO THE EXTENT ALLOWED BY LAW, SUBLESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND PROTECTIONS WHICH MIGHT OTHERWISE BE AFFORDED SUBLESSEE AT LAW OR OTHERWISE CONCERNING HABITABILITY OR SUITABILITY OF THE PREMISES OR THE CONDITION OF THE PREMISES (INCLUDING ANY BUILDINGS OR IMPROVEMENTS) AS OF THE DATE HEREOF. Notwithstanding the foregoing, Sublessee shall not be responsible for any default by Sublessor under the Primary Lease, except to the extent the subject matter of any such default constitutes an obligation of Sublessee hereunder or under the Primary Lease.

          B. Maintenance of Premises. Sublessee shall maintain the Premises in
             -----------------------
good condition and repair and in all respects in compliance with all obligations of Sublessor as tenant under the Primary Lease.

          C. Use of Premises. The Premises shall be used by Sublessee only for
             ---------------
the uses and purposes permitted under the Primary Lease and for no other use or purpose.

          D. Ownership of Improvements. Sublessee hereby acknowledges and agrees
             -------------------------
that Sublessor shall be and remain the owner of all improvements constructed upon the Premises, as the same may be altered, expanded and/or improved from time to time, during the term of this Sublease and thereafter (subject only to the terms of the Primary Lease). Sublessor shall retain and have all rights to depreciation deductions and tax credits arising from Sublessor's ownership of the Improvements. Upon expiration or earlier termination of this Sublease, Sublessee shall have no further rights with respect to the improvements or interest therein.

          E. Signage. Subject to the prior approval of the Landlord and to the
             -------
terms and provisions of the Primary Lease, Sublessee shall have the right, at Sublessee's sole cost and expense, to install signage identifying Sublessee in the reception area of the Premises in accordance with the applicable building rules and regulations.

          F. Intentionally Deleted.
             ---------------------

     8. Additional Agreements and Covenants.

          A. Obligations Under Primary Lease. Sublessee hereby assumes and
             -------------------------------
agrees to perform all obligations of Sublessor as tenant under the Primary Lease relating to the Premises, and Sublessee agrees to abide by and comply with all of the provisions of the Primary Lease during the term of this Sublease, except that: (i) the payment of rent and other charges by Sublessee shall be supplemented and modified by the provisions of Paragraphs 3,
                                                                  --------------
4 and 5 of this Sublease; (ii) Sublessee shall have no option to renew or extend
-------
the term hereof (notwithstanding the availability of any renewal or extension options under the Primary Lease), and (iii) the following provisions of the Primary Lease shall not be applicable to Sublessee: Sections 1.2, 2.1, 2.2, 6.301, 11, 15.202, Exhibits D, E and F, and Riders 1-6. Sublessee hereby acknowledges that Sublessee has read and is familiar with the terms and conditions of the Primary Lease, and Sublessee further hereby acknowledges and agrees that (a) this Sublease is and shall be and remain expressly subject to all of the terms and conditions of the Primary Lease, and (b) except as otherwise specifically set forth in this Sublease, Sublessor expressly retains and reserves all rights and benefits applicable to Sublessor as tenant under the Primary Lease.

          B. Incorporation of Primary Lease. Except as specifically excluded
             ------------------------------
from application to Sublessee pursuant to Paragraph 8(A) hereinabove, the
                                          --------------
provisions of the Primary Lease, to the extent that they do not conflict with specific provisions contained in this Sublease, are fully incorporated into this Sublease. In the event of any conflict between the provisions of the Primary Lease and the provisions contained in this Sublease, the provisions of this Sublease shall be controlling. Sublessee hereby agrees to be bound to Sublessor by, and, except as may be specifically excluded from application to Sublessee pursuant to Paragraph 8A hereinabove, to comply with all of the terms and
            ------------
conditions of, the Primary Lease and to assume toward Sublessor and perform all of the covenants, obligations and responsibilities that Sublessor by the Primary Lease assumes toward the Landlord. SUBLESSEE HEREBY AGREES TO INDEMNIFY, DEFEND (WITH COUNSEL APPROVED IN ADVANCE IN WRITING BY SUBLESSOR) AND HOLD HARMLESS SUBLESSOR, AND SUBLESSOR'S AGENTS, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, CAUSES OF ACTION, LOSS, DAMAGES, COSTS AND EXPENSES ARISING FROM (i) ANY BREACH, VIOLATION OR NON-PERFORMANCE BY SUBLESSEE OF ANY OF THE TERMS AND PROVISIONS OF THE PRIMARY LEASE OR THIS SUBLEASE, OR ARISING UNDER THE PRIMARY LEASE, OR RESULTING FROM SUBLESSEE'S USE OR OCCUPANCY OF THE PREMISES, OR (ii) ANY PERSONAL OR BODILY INJURY TO PERSONS OR DAMAGE TO PROPERTY TO THE EXTENT THAT SUCH DAMAGE OR INJURY WAS CAUSED, EITHER PROXIMATELY OR REMOTELY, BY ANY ACT OR OMISSION, WHETHER NEGLIGENT OR NOT, OF SUBLESSEE OR ANY OF SUBLESSEE'S AGENTS, SERVANTS, EMPLOYEES, CONTRACTORS, CUSTOMERS, GUESTS, OR INVITEES OR OF ANY OTHER PERSON ENTERING ONTO THE PREMISES UNDER OR WITH THE EXPRESS OR IMPLIED INVITATION OF SUBLESSEE. SUBLESSOR HEREBY AGREES TO INDEMNIFY, DEFEND (WITH COUNSEL APPROVED IN ADVANCE IN WRITING BY SUBLESSEE) AND HOLD HARMLESS SUBLESSEE, AND SUBLESSEE'S AGENTS, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, CAUSES OF ACTION, LOSS, DAMAGES, COSTS AND EXPENSES ARISING FROM (i) ANY BREACH, VIOLATION OR NON-PERFORMANCE BY SUBLESSOR OF ANY OF THE TERMS AND PROVISIONS OF THE PRIMARY LEASE (BUT ONLY TO THE EXTENT NOT REQUIRED TO BE PERFORMED BY SUBLESSEE HEREUNDER) OR THIS SUBLEASE, OR (ii) ANY PERSONAL OR BODILY INJURY TO PERSONS OR DAMAGE TO PROPERTY TO THE EXTENT THAT SUCH DAMAGE OR INJURY WAS CAUSED, EITHER PROXIMATELY OR REMOTELY, BY ANY ACT OR OMISSION, WHETHER NEGLIGENT OR NOT, OF SUBLESSOR OR ANY OF SUBLESSOR'S AGENTS, SERVANTS, EMPLOYEES, CONTRACTORS, CUSTOMERS, GUESTS, OR INVITEES OR OF ANY OTHER PERSON ENTERING ONTO THE PREMISES UNDER OR WITH THE EXPRESS OR IMPLIED INVITATION OF SUBLESSOR. THE INDEMNIFICATION OBLIGATIONS OF SUBLESSOR AND SUBLESSEE PURSUANT TO THIS SECTION 8(B) SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS
        ------------
SUBLEASE.

          C. Services and Other Rights. Notwithstanding anything herein
             -------------------------
contained to the contrary, Sublessee hereby acknowledges and agrees that the only services or other rights that Sublessee is entitled to under this Sublease are those to which Sublessor is entitled as "Tenant" under the Primary Lease, and Sublessee shall have all such rights of Sublessor as "Tenant" thereunder, except to the extent limited or prohibited by the terms of this Sublease or the terms of the Primary Lease. Sublessee hereby agrees that Sublessee shall look solely to Landlord under the Primary Lease for all such services and other rights and that Sublessor shall not be responsible therefor, except to the extent expressly set forth in this Sublease to the contrary and except to the extent of any failure of Sublessor to comply with the terms and obligations of the Primary Lease, including Sublessor's payment obligations thereunder.

          D. Exculpation. Sublessee hereby acknowledges and agrees that
             -----------
Sublessor shall not be responsible for any repairs to the Premises, nor shall Sublessor, nor any of Sublessor's partners, officers, directors, shareholders, agents, employees or representatives, be liable for any of the following: (i) any of the Landlord's obligations under the Primary Lease; (ii) any interruption in utilities or services to the Premises; (iii) any loss of or damage to any property of Sublessee or of Sublessee's employees, agents, customers, guests or invitees (whether by theft or otherwise); (iv) the failure of Landlord to perform any obligation of Landlord under the Primary Lease; or (v) any damage or disturbance caused by others. Sublessor's partners, officers, directors, shareholders, employees, agents or representatives will have no personal liability under this Sublease, it being hereby agreed that the liability of Sublessor and Sublessor's partners, officers, directors, shareholders, agents, employees and representatives for any default by Sublessor under the terms of this Sublease shall be limited to Sublessee's actual direct, but not consequential, damages therefor.

          E. Default Under Primary Lease. No default of Landlord under the
             ---------------------------
Primary Lease shall affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder (except to the extent the terms of the Primary Lease expressly waive or defer the performance of Sublessor's obligations thereunder); provided, however, that in the event of any such default or failure by Landlord, Sublessor agrees, upon Sublessor's receipt of written notice thereof from Sublessee, and at Sublessee's expense, to make demand upon Landlord to perform Landlord's obligations under the Primary Lease in accordance with the terms of the Primary Lease (but without obligation of Sublessor to take any other action or incur any expense to enforce Landlord's obligations under the Primary Lease). Sublessee shall pay all costs and expenses, including reasonable attorneys' fees, that may be incurred by Sublessor in enforcing the provisions of this Sublease or in enforcing Landlord's obligations under the Primary Lease if requested to do so by Sublessee.

          F. Insurance. Sublessee shall obtain and maintain in force and effect
             ---------
with respect to the Premises, throughout the entire term of this Sublease, any and all insurance required to be maintained by the "tenant" pursuant to the terms of the Primary Lease. It is agreed that any and all insurance required to be maintained by Sublessee pursuant to the terms of the Primary Lease (as incorporated herein and assumed by Sublessee hereunder) shall: (i) name Sublessor, each leasehold mortgagee holding a leasehold mortgage on this Sublease or the Premises or any part thereof, Landlord, and Landlord's property manager as additional loss payees with respect to all property insurance; (ii) contain waivers of subrogation applicable to each of Sublessor, each aforesaid leasehold mortgagee, Landlord and Landlord's property manager; (iii) include a standard mortgage clause in favor of each aforesaid leasehold mortgagee; (iv) shall name Sublessor, each aforesaid leasehold mortgagee, Landlord and Landlord's property manager as additional insureds with respect to liability insurance; and (v) require at least thirty (30) days' advance written notice to Sublessor, Landlord, Landlord's property manager and any applicable mortgagee prior to the cancellation or modification of any such insurance. All insurance policies required to be maintained by Sublessee hereunder are to be written by insurance companies reasonably satisfactory to Sublessor and Landlord. True, correct and complete copies of all such insurance policies (or certificates thereof in form and content reasonably satisfactory to Sublessor and Landlord), evidencing that all such insurance policies required to be obtained and maintained by Sublessee hereunder have been obtained and paid for, shall be provided to Sublessor, Landlord, Landlord's property manager and any applicable mortgagees concurrently with the execution of this Sublease and thereafter at least thirty (30) days prior to the expiration date of any then-existing policies.

          G. Use of Personal Property. In connection with this Sublease,
             ------------------------
Sublessor hereby agrees that Sublessee shall have the use of the personal property (the "Personal Property") listed on Exhibit "D" at no charge to
               -----------------             ----------
Sublessee. Upon the expiration of the Term, Sublessee shall return the Personal Property to Sublessor in the condition existing as of the date hereof, normal wear and tear excepted. Sublessee hereby acknowledges that Sublessor makes no representations, warranties or promises with respect to the Personal Property, including, without limitation, any representation or warranty as to the condition thereof or the fitness thereof for any purposes, and Sublessor accepts the Personal Property in its "AS-IS, WHERE-IS" condition.

     9. Intentionally Deleted.
        ---------------------

     10. Assignment and Subletting. Except upon the prior written consent of
         -------------------------
Sublessor and Landlord, which consent may be granted or withheld in the sole discretion of Landlord as provided under the Primary Lease and/or in the sole discretion of Sublessor, Sublessee will not voluntarily or involuntarily transfer, convey, assign, mortgage or pledge this Sublease or any right or interest of Sublessee hereunder, nor sublet any part of the Premises, nor permit the use or occupancy of any portion of the Premises by anyone other than Sublessee.

     11. Parking. Provided that, and for so long as, no Event of Default has
         -------
occurred and is continuing under this Sublease, Sublessee shall have a nonexclusive right to use one (1) parking space for each 333 rentable square feet of leased space actually occupied by Tenant (such parking spaces to be located within the Garage) during the Term of this Sublease, with the understanding that (i) 26.53% of the Sublessee's total parking spaces will be reserved spaces as and to the extent provided in the Primary Lease, and (ii) in determining the number of reserved spaces, a fraction will be rounded to the lower number (i.e., 13.7 spaces will equal 13 spaces). Sublessee will not be required to pay rent with respect to any unreserved spaces or for the first six
(6) reserved spaces as provided in the Primary Lease. For each reserved space above six (6), Sublessee will pay monthly rental per space equal to $10.00 as Additional Rent. All payments of rent for parking spaces shall be made (i) at the same time as the Sublease Rent is due under this Sublease, and (ii) to Sublessee or to such persons (for example but without limitation, the manager of the Garage) as Sublessor may direct from time to time. Sublessee's use of such parking spaces shall be subject to the terms and conditions of the Primary Lease.

     12. Brokers. Sublessor and Sublessee agree and represent to one another
         -------
that no finder or broker has been involved in the procurement, negotiation or execution of this Sublease, except for Cushman & Wakefield of Texas, Inc. and Julian J. Studley, Inc. ("Broker", whether one or more), and that Broker is the
                          ------
only broker entitled to a fee or commission for the procurement, negotiation or execution of this Sublease (which Broker's commission shall be paid by Sublessor pursuant to a separate commission agreement). SUBLESSOR AND SUBLESSEE HEREBY AGREE TO DEFEND, INDEMNIFY AND HOLD EACH OTHER HARMLESS AGAINST ANY LOSS, CLAIM, EXPENSE OR LIABILITY WITH RESPECT TO ANY COMMISSIONS OR BROKERAGE FEES (EXCEPT AS OTHERWISE SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE) CLAIMED ON ACCOUNT OF THE EXECUTION AND/OR RENEWAL OF THIS SUBLEASE OR THE EXPANSION OF THE PREMISES DUE TO ANY ACTION OF THE INDEMNIFYING PARTY. THE OBLIGATIONS OF INDEMNITY SET FORTH IN THIS PARAGRAPH 12 SHALL SURVIVE THE EXPIRATION OR EARLIER
                            ------------
TERMINATION OF THIS SUBLEASE.

     13. Sublesse Improvements. Sublessor shall be responsible for the
         ---------------------
construction of all improvements (the "Sublease Improvements") to be made to the
                                       ---------------------
Premises in accordance with Exhibit "C" attached hereto and made a part hereof
                            ----------
for all purposes; provided, however, such construction shall be subject to the terms and conditions of the Primary Lease (including, without limitation, Section 6.303 of the Primary Lease attached thereto).

     14. Default and Remedies.

          A. Event of Default. The occurrence of any one or more of the
             ----------------
following events shall constitute an event of default ("Event of Default") by
                                                        ----------------
Sublessee under this Sublease:

               (i) the failure of Sublessee to pay any installment of Rent, Additional Rent or other charge or money obligation due under this Sublease, and such failure continues for a period of three (3) business days after written notice thereof to Sublessee (provided that, if two such failures occur in any consecutive twelve (12) month period, Sublessee shall not be entitled thereafter to any such notice of, or such period to cure, any subsequent failure, and any such subsequent failure shall be and constitute an immediate Event of Default under this Sublease);

               (ii) the failure of Sublessee to perform, comply with or observe any agreement, covenant or obligation of Sublessee under this Sublease other than the payment of rent or other monetary amounts, and such failure continues for a period of fifteen (15) days after written notice thereof to Sublessee;

               (iii) the making by Sublessee of any assignment for the benefit of Sublessee's creditors;

               (iv) the levying on or against the property of Sublessee of a writ of execution or attachment that is not released or discharged within thirty
(30) days;

               (v) the institution in a court of competent jurisdiction of bankruptcy proceedings against Sublessee or any of Sublessee's shareholders, or for the appointment of a receiver of the property of Sublessee, provided that such proceedings are not dismissed, and any receiver, trustee, or liquidator appointed therein is not discharged, within thirty (30) days after the institution of said proceedings;

               (vi) the doing or permitting to be done by Sublessee of any act which creates a mechanics' lien or claim against the Premises (however, if such mechanics' lien or claim would not constitute a default or Event of Default under the Primary Lease if released within thirty (30) days, then such mechanics' lien or claim will not constitute an Event of Default hereunder if fully released and satisfied within thirty (30) days of its inception) ; or

               (vii) the occurrence of any default or Event of Default under the Primary Lease.

          B. Remedies. Upon the occurrence of an Event of Default, Sublessor, in
             --------
addition to any and all other rights and remedies available to Sublessor at law or in equity and in addition to all other rights or remedies reserved herein, shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without releasing Sublessee from any obligation under this Sublease (except in the case of a termination of the Sublease):

               (i) Sublessor may enter the Premises without terminating this Sublease and may perform any covenant or agreement or cure any condition creating or giving rise to a default or Event of Default under this Sublease or under the Primary Lease, and Sublessee agrees to pay to Sublessor on demand, as Additional Rent, the amount expended by Sublessor in performing such covenants or agreements or satisfying or observing such condition. Sublessor, and Sublessor's agents, representatives and employees, shall have the right to enter the Premises in the exercise of such rights and such entry and such performance shall not terminate this Sublease or constitute an eviction of Sublessee; or

               (ii) At Sublessor's sole option, Sublessor may terminate this Sublease by written notice thereof to Sublessee or Sublessor may terminate Sublessee's right of possession to the Premises, without terminating this Sublease. In either such event, Sublessee shall surrender (in accordance with the terms and conditions of this Sublease) possession of and vacate the Premises immediately and shall deliver possession thereof to Sublessor, and Sublessee hereby grants to Sublessor, to the extent permitted by applicable law, full and free license to thereupon enter the Premises, in whole or in part, with or without process of law, to change any and all door locks without notice of from whom the new key may be obtained, to deny Sublessee access to the Premises and to expel or remove Sublessee and any other person, firm or corporation who may be occupying the Premises or any part thereof and remove any and all property therefrom, using such lawful force as may be necessary. Upon either Sublessor's termination of this Sublease or termination of Sublessee's right of possession to the Premises without terminating this Sublease, as provided herein, Sublessor shall in either such event be entitled to recovery from Sublessee of all damages to which Sublessor may be entitled hereunder or at law by virtue thereof, including (without limitation) all costs and losses incurred by Sublessor as a result of the Event of Default by Sublessee hereunder and any expenses which Sublessor may incur in effecting compliance with Sublessee's obligations under this Sublease, all of which sums Sublessee agrees to reimburse to Sublessor on demand.

          C. No Termination or Waiver. Institution of a forcible detainer action
             ------------------------
to re-enter the Premises shall not be construed to be an election by Sublessor to terminate this Sublease. Sublessor may collect and receive any Rent due from Sublessee and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted, or judgment obtained by Sublessor, or be held or deemed to waive or alter the rights or remedies which Sublessor may have at law or in equity or by virtue of this Sublease at the time of such payment.

          D. Remedies Non-exclusive. All rights and remedies of Sublessor
             ----------------------
enumerated in this Sublease shall be cumulative and shall not exclude any other right or remedy allowed by law. All such rights and remedies may be exercised and enforced concurrently, whenever and as often as necessary.

     15. Miscellaneous Provisions.

          A. Governing Law and Forum. THIS SUBLEASE SHALL BE GOVERNED BY AND
             -----------------------
CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION IN WHICH THE PREMISES ARE LOCATED. BY EXECUTING THIS SUBLEASE, EACH PARTY HERETO EXPRESSLY
(a) CONSENTS AND SUBMITS TO PERSONAL JURISDICTION CONSISTENT WITH THE PREVIOUS SENTENCE, (b) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE THAT SUCH VENUE IS NOT PROPER OR CONVENIENT AND (c) CONSENTS TO SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY TEXAS LAW. ANY FINAL JUDGMENT ENTERED IN AN ACTION BROUGHT HEREUNDER SHALL BE CONCLUSIVE AND BINDING UPON THE PARTIES HERETO.

          B. Parties Bound. This Sublease shall be binding on and inure to the
             -------------
benefit of each of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, it is hereby agreed that Sublessor has the right to assign, transfer, pledge or otherwise convey any interest of Sublessor in the Premises, the Primary Lease and/or this Sublease, and Sublessee agrees that in the event of any such transfer, Sublessor shall automatically be released from all liability under this Sublease accruing from and after the date of such transfer of interest by Sublessor, and Sublessee agrees to thereupon look solely to the transferee for the performance of Sublessor's obligations hereunder accruing from and after the date of such transfer of interest by Sublessor.

          C. Partial Invalidity. In case any one or more of the provisions
             ------------------
contained in this Sublease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof and this Sublease shall be construed as if such invalid, illegal, or unenforceable provisions had never been included herein.

          D. Prior Agreements Superseded. This Sublease constitutes the sole and
             ---------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or written or oral agreement between the parties respecting such subject matter.

          E. Disclaimer of Warranty. SUBLESSEE HEREBY EXPRESSLY DISCLAIMS ANY
             ----------------------
IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR SUBLESSEE'S INTENDED PURPOSE, AND SUBLESSEE'S OBLIGATION TO PAY RENT AND OTHER CHARGES HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY SUBLESSOR OF ANY OBLIGATIONS HEREUNDER (OTHER THAN SUBLESSOR'S OBLIGATION TO PAY RENT UNDER THE PRIMARY LEASE). SUBLESSEE SHALL CONTINUE TO PAY THE RENT AND OTHER CHARGES DUE AND PAYABLE BY SUBLESSEE HEREUNDER WITHOUT ABATEMENT, SET OFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH OR ALLEGED BREACH BY SUBLESSOR OF SUBLESSOR'S DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          F. Attorney's Fees. If any action at law or in equity, including an
             ---------------
action for declaratory relief, is brought by other party hereto to enforce or interpret the provisions of this Sublease, the prevailing party in such action shall be entitled to recover from the non-prevailing party such prevailing party's reasonable attorney's fees and costs incurred, which fees and costs may be set by the court in the trial of such action or may be enforced in a separate action for that purpose, and which fees and costs shall be in addition to any other relief which may be awarded in such action.

          G. Counterparts. To facilitate execution of this Sublease, this
             ------------
Sublease may be executed in one or more counterparts as may be convenient or required, and an executed copy of this Sublease delivered by facsimile shall have the effect of an original, executed instrument. All counterparts of this Sublease shall collectively constitute a single instrument; but, in making proof of this Sublease, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for the signature of, or on behalf of, each party hereto, or that the signature of all persons required to bind any such party, appear on each counterpart of this Sublease. Each signature page to any counterpart of this Sublease may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart of this Sublease identical thereto except having attached to it additional signature pages.

          H. No Offer. The submission of this Sublease to Sublessee shall not be
             --------
construed as an offer, nor shall Sublessee have any rights hereunder or to the Premises, unless and until Sublessor shall have executed a copy of this Sublease and delivered the same to Sublessee.

          I. Time of Essence. Time is of the essence in this Sublease.
             ---------------

          J. Survival of Sublessee Obligations. Sublessee's obligations under
             ---------------------------------
this Sublease (including, without limitation, each indemnity agreement and hold harmless agreement of Sublessee contained herein) shall survive the expiration or earlier termination of this Sublease.

          K. Only Sublessor/Sublessee Relationship. Nothing contained in this
             -------------------------------------
Sublease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association between Sublessor and Sublessee, it being expressly understood and agreed that nothing contained in this Sublease shall be deemed to create any relationship between Sublessor and Sublessee other than the relationship of sublessor and sublessee.

          L. Headings; Miscellaneous. The captions and/or headings of the
             -----------------------
several articles, paragraphs and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles, paragraphs or sections. Any reference herein to an article, paragraph or section shall mean and refer to an article, paragraph or section of this Sublease unless otherwise expressly specified herein. This Sublease may not be amended or modified by any act or conduct of the parties or by oral agreements unless reduced and agreed to in writing signed by both Sublessor and Sublessee. No waiver of any of the terms of this Sublease shall be binding upon Sublessor unless reduced to writing and signed by Sublessor. Neither Sublessor's failure to enforce or require strict performance of any provision of this Sublease, nor Sublessor's acceptance of Rent or other charges with knowledge of a breach, default or Event of Default hereunder, shall be a waiver of such breach, default or Event of Default or any future breach, default or Event of Default hereunder.

          M. Notices. Any notice under this Sublease must be in writing, and
             -------
shall be given or served by (i) personal delivery via a recognized independent courier service (providing reasonable proof of such delivery), (ii) depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, in either such event addressed to the party to be notified at the address stated in this Sublease hereinbelow or such other address in the continental United States of which notice has been given to the other party in the manner provided herein, or (iii) via facsimile to the respective fax numbers of the parties hereto as set forth hereinbelow, with either electronic or telephonic verification of receipt, so long as the original of the facsimile notice is deposited in the United States mail within three (3) days thereafter. Notice by personal delivery or via courier shall be effective upon receipt, notice by mail shall be effective upon deposit in the United States mail in the manner described above and notice by facsimile shall be effective upon electronic or telephonic verification of receipt.

          N. Interpretation. When used herein, the singular includes the plural
             --------------
and the plural the singular, and words importing any gender include the other gender. The terms and conditions of this Sublease represent the result of negotiations between Sublessor and Sublessee, each of which were represented and/or had the opportunity to be represented by independent counsel and neither of which has acted under compulsion or duress; consequently, the normal rule of construction that any ambiguity be resolved against the drafting party shall not apply to the interpretation of this Sublease or of any exhibits, addenda or amendments hereto.

          O. Exhibits. All exhibits attached to this Sublease are deemed to be
             --------
incorporated in this Sublease as if fully set forth hereinabove.

          P. Holidays. In the event that the date upon which any of the duties
             --------
or obligations hereunder to be performed shall occur upon a Saturday, Sunday or legal holiday, then, in such event, and provided that performance of such obligation is not earlier required under the Primary Lease, the due date for performance of any duty or obligation shall thereupon be automatically extended to the next succeeding business day.

          Q. Authority. The individual executing this Sublease on behalf of
             ---------
Sublessee represents and warrants to Sublessor that Sublessee has full right and authority to enter into this Sublease and performance obligations hereunder.

          R. Entry by Sublessor. Sublessor and its representatives shall have
             ------------------
the right, at all reasonable times, to enter upon the Premises for the purpose of examining and inspecting the same; provided, however, this section shall not be construed as imposing any obligation upon Sublessor to inspect the Premises.

          S. Waiver of Jury Trial. IT IS AGREED BY AND BETWEEN SUBLESSOR AND
             --------------------
SUBLESSEE THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSOR AND SUBLESSEE, OR SUBLESSEE'S USE OR OCCUPANCY OF THE PREMISES. SUBLESSEE FURTHER AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUBLESSEE SHALL NOT IMPOSE ANY COUNTERCLAIM IN A SUMMARY PROCEEDING OR IN ANY ACTION BASED ON NON-PAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED BY SUBLESSEE HEREUNDER.

          T. Defined Terms. Unless otherwise specifically defined in this
             -------------
Sublease, capitalized terms utilized in this Sublease shall have the meaning ascribed to such terms in the Primary Lease.

          U. Sublessor's Contractual Security Interest and Lien. Sublessor shall
             --------------------------------------------------
have a lien upon, and Sublessee hereby grants to Sublessor a security interest in, all personal property, furniture and equipment of Sublessee located in the Premises, as security for the payment of all Rent and the performance of all other obligations of Sublessee required by this Sublease. At any time after an Event of Default by Sublessee occurs hereunder, Sublessor may seize and take possession of any and all such personal property and equipment in accordance with applicable law, and Sublessor shall have the right, after twenty (20) days' written notice to Sublessee, to sell such personal property and equipment so seized at public or private sale and upon such terms and conditions as to Sublessor may appear advantageous. After the payment of all charges incident to such sale, the proceeds of such sale shall be applied to the payment of any and all amounts due to Sublessor pursuant to this Sublease. In the event there shall be any surplus remaining after the payment of all amounts due to Sublessor, such surplus shall be held by Sublessor and applied in payment of future Rent as it becomes due and any surplus remaining after payment of all such Rent shall be paid over to Sublessee. In its exercise of rights pursuant to this paragraph, Sublessor shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other equivalent and applicable laws of the jurisdiction in which the Premises are located which relate to the grant and perfection of security interests of the nature granted pursuant to this paragraph, and, upon request by Sublessor, Sublessee shall execute and deliver to Sublessor a financing statement or equivalent or similar applicable instrument in form sufficient under applicable law to perfect the security interest of Sublessor in the aforementioned personal property, furniture and equipment and all proceeds thereof. A photographic reproduction of this Sublease shall be sufficient as a financing statement, but shall be filed as such only in the event Sublessee fails to execute and deliver a financing statement requested by Sublessor hereunder within five (5) business days of such request.

          V. Guaranty. The obligations of Sublessee under this Sublease shall be
             --------
guaranteed by Steven Solomon ("Guarantor") pursuant to the terms of that certain
                               ---------
Guaranty Agreement (the "Guaranty") in the form attached hereto as Exhibit "E"
                         --------                                  ----------
and made a part hereof for all purposes, which Guaranty shall be executed by Guarantor concurrently with the execution of this Lease.

          W. Landlord's Consent. Sublessor and Sublessee each hereby agree that,
             ------------------
pursuant to the Primary Lease, Landlord must consent to this Sublease and the terms of this Sublease. Accordingly, as a condition precedent to the effectiveness of this Sublease, Landlord must execute and deliver to Sublessor within thirty (30) days after the Effective Date of this Lease a Landlord's Consent to Sublease in form and substance substantially similar to that set forth on Exhibit "F" attached hereto and made a part hereof for all purposes. In
         ----------
the event Sublessor fails to obtain the Landlord's Consent to Sublease within such thirty (30) day period, this Sublease shall terminate and shall be of no further force or effect, in which event neither party shall have any further rights or obligations hereunder, except as is otherwise provided hereunder (including, for example, but without limitation, the survival, notwithstanding such termination, of any indemnity obligations which by the express terms of this Sublease survive the expiration or termination hereof).

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed by their respective duly authorized representatives, effective as of the date first hereinabove written.

                        SUBLESSOR:
                        ---------

                        SWS SECURITIES, INC.,
                        a Texas corporation
                        formerly known as Southwest Securities, Inc.


                        By:
                           -----------------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------
                              Address:
                                      ------------------------------------------
                              Phone No.:
                                        ----------------------------------------
                              Fax No.:
                                      ------------------------------------------


                        SUBLESSEE:
                        ---------

                        CITADEL SECURITY SOFTWARE, INC.,
                        a            corporation
                          ----------


                        By:
                           -----------------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------
                              Address:
                                      ------------------------------------------
                              Phone No.:
                                        ----------------------------------------
                              Fax No.:
                                      ------------------------------------------
List of Exhibits:
----------------

Exhibit "A"    =     Copy of Primary Lease
Exhibit "B"    =     Description of Premises
Exhibit "C"    =     Sublease Improvements Agreement
Exhibit "D"    =     Schedule of Personal Property and Price
Exhibit "E"    =     Guaranty Agreement
Exhibit "F"    =     Form of Landlord's Consent to Sublease

                                   EXHIBIT "A"

                                  PRIMARY LEASE
                                  -------------

              (A copy of the Primary Lease follows this cover page)

Exhibit "A" - Primary Lease - Cover Page

                                   EXHIBIT "B"

                             DESCRIPTION OF PREMISES
                             -----------------------

                      (To be completed prior to execution)

Exhibit "B" - Description of Premises - Cover Page

                                   EXHIBIT "C"

                         SUBLEASE IMPROVEMENTS AGREEMENT
                         -------------------------------

     This Sublease Improvements Agreement (herein so called) describes and specifies the rights and obligations of Sublessor and Sublessee under the Lease to which this Exhibit "C" is attached, with respect to the design, construction
              ----------
and payment for the completion of the Sublease Improvements within the Premises.

     1. Definitions. Any capitalized terms not defined in this Sublease
        -----------
Improvements Agreement shall have the meaning set forth in the Sublease. Additionally, as used in this Sublease Improvements Agreement, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each, as follows:

          (a) "Change Costs" means any increase in the Cost of the Work
               ------------
attributable to any change in the scope of the Work requested or made necessary by Sublessee or its representatives, including, without limitation, (1) a direction by Sublessee to add to, modify or omit any item of Work contained in the Plans and Specifications, (2) any additional architectural, design or engineering services, (3) any changes to materials in the process of fabrication, (4) the cancellation or modification of supply or fabricating contracts, or (5) the removal or alteration of any Work completed or in process.

          (b) "Construction Allowance" means the sum of $3.00 per square foot,
               ----------------------
multiplied by the Rentable Area of the Premises.

          (c) "Construction Manager" means any third party engaged by Sublessee
               --------------------
to manage or inspect the performance of the Work. The choice of Construction Manager shall be subject to the prior written approval of Sublessor and the Landlord under the Primary Lease.

          (d) "Contractor" means the general contractor selected by Sublessor to
               ----------
perform the Work. Sublessor reserves the right to replace the initial Contractor and/or to engage other contractors if the initial Contractor fails or refuses to perform the Work to Sublessor's satisfaction.

          (e) "Cost of the Work" means the cost of performing the Work, all
               ----------------
permit fees (including, without limitation, any fee payable to the Texas Department of Licensing and Regulation [or any successor thereto]).

          (f) "Excess Amount" means the amount by which the Cost of the Work
               -------------
exceeds the Construction Allowance.

          (g) "Plans and Specifications" means the Plans and Specifications
               ------------------------
prepared in accordance with Section 2 of this Sublease Improvements Agreement.
                            ---------

          (h) "Work" means all materials and labor to be added to the existing
               ----
improvements in the Premises, if any, in order to complete the installation of the Sublease Improvements within the Premises for Sublessee in accordance with the Plans and Specifications. Sublessee acknowledges and agrees that only Building standard materials may be utilized in the performance of the Work unless otherwise approved in writing by Sublessor and the Landlord under the Primary Lease. The Work shall not include the purchase and installation of any voice and data cabling, telephone or other communications equipment unless specifically included on the Plans and Specifications.

     2. Approval of Design Professionals; Plans and Specifications. All design
        ----------------------------------------------------------
professionals engaged by Sublessee, including, without limitation, architects, engineers and interior designers shall be subject to the prior written approval of Sublessor and the Landlord under the Primary Lease. If the Plans and Specifications have not been completed by the Effective Date of the Sublease, then no later than May 15, 2002, Sublessee and Sublessor shall agree upon the Plans and Specifications for the Sublease Improvements to the Premises, including, without

Exhibit "C" - Sublease Improvements Agreement - Page 1
limitation, the color scheme and the types of materials and finishes that Sublessee desires to use within the Premises. Following agreement by Sublessor and Sublessee with respect to such items, Sublessee shall prepare and deliver construction documents to Sublessor for approval. Sublessor shall approve or disapprove such construction documents within ten (10) days after receipt thereof. If Sublessor does not approve such construction documents, Sublessor shall specifically identify its objections and Sublessee shall revise such construction documents to address Sublessor's objections and re-submit the same to Sublessor for approval within five (5) days thereafter. The foregoing process shall be implemented repeatedly (but Sublessee covenants to submit construction documents acceptable to Sublessor not later than the date set forth above in this paragraph) until Sublessor shall have approved Sublessee's construction documents. Upon approval by Sublessor, such construction documents shall constitute the "Plans and Specifications" hereunder.
                ------------------------

     3. Compliance with Applicable Laws. Sublessee acknowledges that the
        -------------------------------
approval by Sublessor and the Landlord under the Primary Lease of the Plans and Specifications does not imply that the Plans and Specifications comply with, and neither Sublessor nor the Landlord have any responsibility for compliance of the Plans and Specifications with, applicable federal, state and local statutes, codes, ordinances and other regulations.

     4. Application of Construction Allowance; Payment of Excess Amount;
        ----------------------------------------------------------------
Reimbursement of Design Allowance. Sublessor shall credit the Construction
---------------------------------
Allowance against the Cost of the Work and the Excess Amount shall be paid by Sublessee. Sublessor shall, prior to the commencement of the Work, provide Sublessee with an estimate, prepared by the Contractor, of the Excess Amount. In such event Sublessee shall, as a condition to the commencement of the Work, deposit the full amount of the estimated Excess Amount with Sublessor (the "Construction Deposit"). The Construction Deposit shall be applied by Sublessor
 --------------------
against the Excess Amount of the Cost of the Work. Any excess in the Construction Deposit shall be refunded to Sublessee within thirty (30) days following the substantial completion of the Work and any deficiency in the Construction Deposit shall be paid by Sublessee to Sublessor within thirty (30) days following written demand by Sublessor. If Sublessor does not require a Construction Deposit, Sublessor shall provide to Sublessee an invoice for the Excess Amount following completion of the Work and Sublessee shall pay such sum to Sublessor within thirty (30) days thereafter after receipt of such invoice. The Construction Allowance shall not be used for any purpose other than for payment of the Cost of the Work. No portion of the Construction Allowance shall be applied against Rent, or for any other purpose.

     5. Change Costs. Sublessee shall at all times pay all Change Costs incurred
        ------------
by Sublessor, which Change Costs shall be paid as a condition precedent to Sublessor implementing the change in question.

     6. Change Orders. All changes and modifications in the Work from that
        -------------
contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written change order (a "Change Order") executed by both Sublessor and Sublessee. In that
          ------------
regard, Sublessee shall submit to Sublessor such information as Sublessor shall require with respect to any Change Order requested by Sublessee. Sublessor shall then return to Sublessee either a proposed form of Change Order (which shall show any increase in the Cost of the Work), to evidence Sublessor's approval thereof, or a statement disapproving such requested Change Order and stating the reasons for such disapproval. Sublessee shall execute and return any approved Change Order to Sublessor as a condition precedent to the implementation of the change in question.

     7. Failure to Pay. The amounts payable by Sublessee to Sublessor hereunder
        --------------
shall constitute Rent, and Sublessee's failure to make any such payment when due shall constitute a default under the Sublease, entitling Sublessor, subject to any applicable notice and/or grace periods provided in the Sublease, to exercise any or all of its remedies under the Sublease or this Sublease Improvements Agreement.

          (a) Performance of Work. Following final approval of the Plans and
              -------------------
Specifications, Sublessor shall instruct the Contractor to proceed with the Work and will diligently pursue such Work to completion.

     8. Punchlist. Prior to the Sublease Commencement Date, Sublessor and
        ---------
Sublessee shall conduct a walk-through of the Premises (the "Inspection") and
                                                             ----------
specify in writing the Punchlist Items which remain to be performed by Sublessor. Except for the Punchlist Items so identified, and the obligation of Sublessor to correct defective work pursuant to Section 10 of this Sublease
                                                ----------
Improvements Agreement, all obligations of Sublessor in regard to the Work shall be deemed to have been satisfied upon satisfactory completion of the Inspection. Sublessor

Exhibit "C" - Sublease Improvements Agreement - Page 2 shall have the right to enter the Premises to complete the Punchlist Items, and non-intrusive entry by Sublessor, its agents, servants, employees or contractors for such purpose shall not relieve Sublessee of any of its obligations under the Lease or impose any liability on Sublessor or its agents, servants, employees or contractors.

     9. Notices. All notices required or contemplated hereunder shall be given
        -------
to the parties in the manner specified for giving notices under the Sublease.

     10. Non-Compliance of Sublease Improvements. If, within ninety (90) days
         ---------------------------------------
after the Inspection, Sublessee shall provide Sublessor written notice that any of the Sublease Improvements do not comply with the Plans and Specifications in any material respects (Sublessee agreeing, however, to promptly provide such written notice upon discovery of non-compliance), Sublessor will correct such non-compliance at its own expense. Any non-compliance of which Sublessee has not given Sublessor written notice within such ninety (90) day period is deemed waived; provided, however, that Sublessee shall have the right to require Sublessor to correct any "latent defects" in or affecting the Premises (i.e., defects not reasonably discoverable pursuant to the Inspection). Notwithstanding anything contained herein to the contrary, Sublessor is not required to correct non-compliance with the Plans and Specifications of any non-Building standard materials incorporated by Sublessee into the Sublease Improvements nor any workmanship defects with respect to contractors or subcontractors specially requested by Sublessee and not generally utilized by Sublessor.

     11. Construction Representatives. Sublessor's and Sublessee's
         ----------------------------
representatives for coordination of construction and approval of matters set forth herein will be as follows, provided that either party may change his representative upon written notice to the other:

         10.      Sublessor's Representative:


         Name:
                    ---------------------------------

         Phone:
                    ---------------------------------
         Fax:
                    ---------------------------------


         Sublessee's Representative:


         Name:
                    ---------------------------------

         Phone:
                    ---------------------------------
         Fax:
                    ---------------------------------

Exhibit "C" - Sublease Improvements Agreement - Page 3

                                   EXHIBIT "D"

                          SCHEDULE OF PERSONAL PROPERTY
                          -----------------------------

                      (To be completed prior to execution)

Exhibit "D" - Schedule of Personal Property - Cover Page

                                   EXHIBIT "E"

                               GUARANTY AGREEMENT
                               ------------------

     In consideration of the making of that certain Sublease Agreement (as same
may be amended from time to time, the "Sublease") dated March     , 2002,
                                       --------               ----
between SWS SECURITIES, INC., a Texas corporation formerly known as Southwest Securities, Inc. ("Sublessor"), and CITADEL SECURITY SOFTWARE, INC., a
                   ---------
             corporation ("Sublessee") covering certain space in the building
------------               ---------
commonly known as Northpark Central, in Dallas, Dallas County, Texas, and for the purpose of inducing Sublessor to enter into and make the Sublease, the undersigned hereby unconditionally guarantees (i) the full and prompt payment of the Sublease Rent (as defined in the Sublease) and all other sums required to be paid by Sublessee under the Lease, and (ii) the reimbursement of Sublessor in the event of a default under this Sublease for any up-front transactional costs paid by Sublessor, including but not limited to the Allowance (as such term is defined in the Sublease) and any leasing commissions (individually, a "Guaranteed Payment", and collectively, the "Guaranteed Payments") and the full
 ------------------                          -------------------
and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Sublease on the Sublessee's part to be performed (individually, a "Guaranteed Obligation", and collectively, the "Guaranteed
                  ---------------------                          ----------
Obligations") and the undersigned further promises to pay all of Sublessor's
-----------
costs and expenses (including reasonable attorneys' fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guaranty, as well as all damages which Sublessor may suffer in consequence of any default or breach under the Sublease or this Guaranty.

     1. Sublessor may at any time and from time to time, without notice to or consent by the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this
Guaranty:

     a. grant an extension or extensions of time for payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

     b. grant an indulgence or indulgences in the payment of any Guaranteed Payment or in the performance of any Guaranteed Obligation;

     c. modify or amend the Sublease or any term thereof or any obligation of Sublessee arising thereunder;

     d. consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Sublessee or by Sublessee's successors or assigns;

     e. consent to an extension or extensions of the term of the Sublease;

     f. accept other guarantees or guarantors; and/or

     g. release any person primarily or secondarily liable hereunder or under the Sublease or under any other guaranty of the Sublease.

     The liability of the undersigned under this Guaranty shall not be affected or impaired by any failure or delay by Sublessor in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Sublessor, at any time, to resort to Sublessee or to any other guaranty or to any security or other rights and remedies for payment or performance, and Sublessor shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing.

Exhibit "E" - Guaranty Agreement - Page 1

     2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceleration or intent to accelerate, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.

     3. The undersigned hereby acknowledges full and complete notice and knowledge of all the terms, conditions, covenants, obligations and agreements of the Sublease.

     4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of Sublessee under the Sublease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

     5. This Guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed and all obligations of the undersigned under this Guaranty are fulfilled.

     6. This Guaranty shall also bind the heirs, personal representatives, successors and assigns of the undersigned and shall inure to the benefit of Sublessor and Sublessor's successors and assigns.

     7. This Guaranty shall be governed by and construed according to the laws of the State of Texas and shall be performed in the county identified in the first paragraph of this Guaranty. The situs for the resolution (including any judicial proceedings) of any disputes arising under or relating to this Guaranty shall be the county referenced in the first paragraph of this Guaranty.

     8. If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number, the obligations of the several guarantors shall be joint and several and Sublessor may enforce this Guaranty against any one or more guarantors without joinder of any other guarantor (hereunder or otherwise).

     9. Sublessor and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

Exhibit "E" - Guaranty Agreement - Page 2

     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Guaranty this       day of              , 2002.
              -----        -------------

                                       GUARANTOR:
                                       ---------


                                       -----------------------------------------
                                       STEVE SOLOMON
Address:

---------------------------

---------------------------

Exhibit "E" - Guaranty Agreement - Page 3

                                   EXHIBIT "F"
                     Form of LANDLORD'S CONSENT TO SUBLEASE

                            March             , 2002
                                  ------------

Northpark Central - VEFII, L.P.
8750 North Central Expressway
Suite 650
Dallas, Texas 75231

               Re: Office Lease Agreement (as amended from time to time, the "Lease") dated October 3, 1994 by and between Connecticut General Life Insurance Company, predecessor-in-interest to Northpark Central - VEFII, L.P. ("Landlord"), as landlord, and SWS Securities, Inc., formerly known as Southwest Securities, Inc ("Tenant"), as tenant, covering approximately 13,736 rentable square feet (the "Premises") in the improvements commonly known as Northpark Central, Dallas, Texas.

Gentlemen:

     The undersigned hereby advise Landlord that Tenant desires to sublease 13,736 rentable square feet of the Premises (the "Subleased Premises") to Citadel Security Software, Inc. ("Subtenant") pursuant to a separate written sublease agreement (the "Sublease"). This letter is to evidence Landlord's consent to the sublease of the Subleased Premises to Subtenant (the Citadel Security Subleasing Transaction") provided that such sublease shall be subject and pursuant to all of the covenants, terms and conditions of the Lease and, to the extent inconsistent therewith, the following covenants and conditions, to each of which Tenant and Subtenant expressly agree:

     1. Subtenant hereby expressly assumes and agrees to perform all of the covenants, duties and obligations of Tenant under the Lease with respect to the Subleased Premises, and Subtenant shall be jointly and severally liable therefor along with Tenant, except that the rent and other obligations of Subtenant shall be as set forth in the Sublease (it being understood that Section 8(A) of the
                                                          ------------
Sublease provides that certain provisions of the Lease are inapplicable as to the Subtenant).

     2. The Subleased Premises shall not be used for a usage different from the usage provided in the Lease.

     3. Tenant will remain directly and primarily liable for the performance of all of the covenants, duties and obligations of Tenant under the Lease (including, without limitation, the obligation to pay all rental and other sums provided to be paid), and Landlord shall be permitted to enforce the provisions of the Lease as they relate to the Subleased Premises against Tenant and/or Subtenant and/or any assignee, subtenant, concessionaire, licensee or other transferee without demand upon or proceeding in any way against any other person.

     4. Landlord's consent to the sublease of the Subleased Premises to Subtenant shall not be deemed a consent to any other or subsequent transaction.

     5. Nothing contained in this letter agreement shall:

          (a) operate as a consent to or approval of or ratification by the Landlord of any of the provisions of the Sublease or as a representation or warranty by Landlord, and Landlord shall not be bound or estopped in any way by the provisions of the Sublease; or

          (b) be construed to modify, waive or affect (i) any of the provisions, covenants or conditions contained in the Lease, (ii) any of Tenant's obligations under the Lease, or (iii) any rights or remedies of Landlord under the Lease or otherwise enlarge or increase Landlord's obligations or liabilities, or Tenant's rights, under the Lease or otherwise; or

Exhibit "F" - Landlord's Consent to Sublease - Page 1

          (c) be construed to waive any present or future breach or default on the part of Tenant under the Lease. In case of any conflict between the provisions of this letter agreement and the provisions of the Sublease, the provisions of this letter agreement shall govern.

     6. The Sublease shall be subject and subordinate at all times to the Lease and all of its provisions, covenants and conditions.

     7. Section 15.202 of the Office Lease Agreement is hereby deleted in its entirety and Tenant shall, at Tenant's sole cost and expense, remove Tenant's wall signage in a good and workmanlike manner and repair all damage cause by such removal.

     8. In conjunction with Landlord's consent to the Citadel Security Subleasing Transaction, Landlord waives and releases its right to recapture the Subleased Premises or terminate the Lease with respect to the Citadel Security Subleasing Transaction as provided in Section 11 of the Lease. Landlord acknowledges that, to Landlord's actual current knowledge, (i) no default or Event of Default has occurred under the Lease, and (ii) no event or omission has occurred that with the expiration of any time period could become a default or Event of Default under the Lease.

          Please evidence your consent to the foregoing by executing this letter in the space provided below, and return an executed counterpart hereof to the undersigned.

                                        Sincerely,

                                        SWS SECURITIES, INC.,
                                        a Texas corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CITADEL SECURITY SOFTWARE, INC.,
                                        a                 corporation
                                          ---------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

AGREED TO AND ACCEPTED
this         day of March, 2002.
     -------

NORTHPARK CENTRAL - VEFII, L.P.,
a Georgia limited partnership

By:  NORTHPARK VEFII SUB, INC.,
     a Georgia corporation,
     its sole general partner


     By:
        -------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------

Exhibit "F" - Landlord's Consent to Sublease - Page 2